UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TUSCAN HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

TUSCAN HOLDINGS CORP.
135 E. 57th Street, 18th Floor

New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 3, 2020

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Tuscan Holdings Corp. (the “Company,” “Tuscan,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on December 3, 2020 at the offices of our counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend (“Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 7, 2020 to April 30, 2021 (the “Extended Date”); and

●	a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to consummate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement.

If you wish to attend the special meeting in person, you must reserve your attendance at least two (2) business days in advance of the special meeting by contacting our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, telephone (212) 818-8800. See “Questions and Answers about the Special Meeting — How do I attend the special meeting in person?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until December 7, 2020 to complete a business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Microvast, Inc., a maker of electric batteries (“Microvast”), our board currently believes that there will not be sufficient time before December 7, 2020 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. In the event that the Company enters into a definitive agreement for a business combination with Microvast prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to consummate the Extension.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.22. The closing price of the Company’s common stock on the record date was $10.15. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.07 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by December 7, 2020 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s board of directors has fixed the close of business on October 30, 2020 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

November 13, 2020	By Order of the Board of Directors

Stephen A. Vogel
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 3, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tuscanholdingscorp/sm2020.

TUSCAN HOLDINGS CORP.

135 E. 57th Street, 18th Floor

New York, New York 10022

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP.:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 3, 2020

PROXY STATEMENT

Tuscan Holdings Corp. (the “Company,” “Tuscan,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the special meeting to be held at 10:00 a.m. EST on December 3, 2020, at the offices of our counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

At the special meeting, the following proposals will be considered and voted upon:

●	a proposal to amend (“Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from December 7, 2020 to April 30, 2021 (the “Extended Date”);

●	a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to consummate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal and Adjournment Proposal are more fully described below.

If you wish to attend the special meeting in person, you must reserve your attendance at least two (2) business days in advance of the special meeting by contacting our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, telephone (212) 818-8800. See “Questions and Answers about the Special Meeting — How do I attend the special meeting in person?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until December 7, 2020 to complete a business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Microvast, Inc., a maker of electric batteries (“Microvast”), our board currently believes that there will not be sufficient time before December 7, 2020 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. In the event that the Company enters into a definitive agreement for a business combination prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination. In the event that the Company enters into a definitive agreement for a business combination with Microvast prior to the special meeting, the Company will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to consummate the Extension.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, the amount remaining in the trust account will be reduced by the amount of any Conversion that may occur, and therefore may be only a small fraction of the approximately $282 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by December 7, 2020 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of shares of common stock issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 6,900,000 insider shares and the 558,589 shares of common stock underlying the units purchased in a private placement simultaneously with the IPO (such shares, the “private placement shares”). Additionally, the holders of an aggregate of 300,000 shares of common stock (the “representative shares”) and 128,411 private placement shares issued to EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and its designees have waived their rights to participate in any liquidation distribution with respect to such shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, Tuscan Holdings Acquisition LLC, a company affiliated with Stephen A. Vogel, the Company’s Chief Executive Officer, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Tuscan Holdings Acquisition LLC will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that Tuscan Holdings Acquisition LLC will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.22, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.22, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

The record date for the special meeting is October 30, 2020. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 35,487,000 shares of common stock outstanding, including 27,600,000 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated November 13, 2020 and is first being mailed to stockholders on or about November 16, 2020.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. The Company is a blank check company incorporated in Delaware on November 5, 2018. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. In March 2019, the Company consummated its IPO from which it derived gross proceeds of $276,000,000 (including $36,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, December 7, 2020).

The Company will be unable to complete an initial business combination by December 7, 2020. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?

A. You are being asked to vote on two proposals:

●     a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date; and

●     a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to consummate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $282 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by December 7, 2020 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private placement shares, and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Tuscan Holdings Acquisition LLC has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?	A. The Company’s charter provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before December 7, 2020.

The Company will not be able to consummate an initial business combination by December 7, 2020. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Microvast, the Company has not yet executed a definitive agreement for an initial business combination. There can be no assurance that the Company will enter into such agreement with Microvast or any prospective target, and even if the Company enters into such an agreement, there can be no assurance that the Company will be able to consummate a business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Adjournment Proposal?	A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to complete the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and Adjournment Proposal, if presented.

The holders of the insider shares, private placement shares, and representative shares are not entitled to convert such shares in connection with the Extension. On the record date, the 7,877,000 insider shares, private placement shares, and representative shares represented approximately 22.2% of the Company’s issued and outstanding common stock.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal and Adjournment Proposal, if presented.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

Q. What if I don’t want to vote for one or both of the proposals?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their conversion rights.

If you do not want the Adjournment Proposal to be approved, you must abstain or vote against the proposal.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the Extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved by December 7, 2020 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private placement shares, and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Tuscan Holdings Acquisition LLC has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or the earlier date on which the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

If the Extension Amendment proposal is approved, but the Company does not consummate a business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private placement shares, and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Tuscan Holdings Acquisition LLC has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?	A. Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal. Broker non-votes will not have any effect on this proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under the rules of the New York Stock Exchange, the Extension Amendment Proposal and the Adjournment Proposal are not considered routine, and therefore your broker will not have discretion to vote upon such proposals absent instructions from you.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?	A. Only holders of record of the Company’s common stock at the close of business on October 30, 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 35,487,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting in person?

A. In-person attendance at the special meeting is limited due to the coronavirus pandemic and mandated social distancing protocols in New York City. If you would like to attend the special meeting in person, you must reserve your attendance at least two (2) business days in advance of the special meeting by contacting our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, telephone (212) 818-8800. Reservations will be accepted in the order in which they are received.

For security reasons, be prepared to show a form of government-issued photo identification upon arrival. If you do not reserve your attendance in advance, you will be admitted only if space is available and you provide photo identification and satisfactory evidence that you were a stockholder as of the record date. Additionally, in accordance with federal and local guidelines, we require all persons attending the special meeting to wear face masks. Social distancing and city and state requirements concerning occupancy will be enforced.

Q. Does the board recommend voting for the approval of the proposals?	A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that both the Extension Amendment Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares, private placement shares, and warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up, and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the Extension Amendment Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved by December 7, 2020 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I convert my shares of common stock of the Company?	A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Tuscan Holdings Corp. 135 E. 57th Street, 18th Floor New York, New York 10022 Attn: Stephen A. Vogel Telephone: (646) 948-7100

or

Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account, the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account and the Company’s ability to enter into a definitive agreement with Microvast or any other prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on November 5, 2018. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

In March 2019, we consummated our IPO of 27,600,000 units, which included the full exercise by the underwriters of their over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $276,000,000.

In November 2018, we issued an aggregate of 5,750,000 insider shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. In March 2019, we effectuated a stock dividend of 0.2 shares of common stock for each outstanding share of common stock, resulting in our initial stockholders holding an aggregate of 6,900,000 insider shares. In November 2018, we also issued to designees of EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, an aggregate of 300,000 representative shares (after giving effect to the stock dividend referred to above), at a price of $0.0001 per share.

Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 687,000 private units at a price of $10.00 per private unit, generating gross proceeds of $6,870,000. The private units are identical to the units sold in the IPO, except that the warrants underlying the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

The net proceeds of the IPO plus the proceeds of the sale of the private placement were deposited in the trust account. As of the record date, the Company had approximately $282 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 135 E. 57th Street, 18th Floor, New York, NY 10022, and its telephone number is (646) 948-7100.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights.

The per share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.22. The closing price of the Company’s common stock on the record date was $10.15. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.07 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus and charter provide that the Company has until December 7, 2020 to complete a business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Microvast, our board currently believes that there will not be sufficient time before December 7, 2020 to allow the Company to consummate an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by December 7, 2020, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond December 7, 2020 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding letter of intent with Microvast, the Company has not yet executed a definitive agreement for an initial business combination. There can be no assurance that the Company will enter into such agreement with Microvast or any prospective target, and even if the Company enters into such an agreement, there can be no assurance that the Company will be able to consummate a business combination.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by December 7, 2020 (whether at the special meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private placement shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Tuscan Holdings Acquisition LLC has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $282 million that was in the trust account as of the record date.

If the Extension Amendment proposal is approved, but the Company does not consummate a business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares, private placement shares, and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Tuscan Holdings Acquisition LLC has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Conversion Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment Proposal is approved and the Extension is implemented. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at its address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $10.22 per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.15. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.07 more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your conversion rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to complete the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal. The purpose of the Adjournment Proposal is to provide more time for the Company’s officers, directors and initial stockholders to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be completed.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place. The special meeting of the Company’s stockholders will be held at 10:00 a.m., EST on December 3, 2020, at the offices of our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on October 30, 2020, the record date for the special meeting. At the close of business on the record date, there were 35,487,000 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $5,500 fee plus disbursements.

Required Vote

Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding 65% of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal. Broker non-votes will not have any effect on this proposal.

All of the Company’s directors, executive officers and their affiliates, and the designees of EarlyBirdCapital, Inc., the representative of the underwriters of the Company’s IPO are expected to vote any shares of common stock owned by them in favor of the proposals. On the record date, the 7,877,000 insider shares, private placement shares, and representative shares represented approximately 22.2% of the Company’s issued and outstanding common stock.

In addition, the Company’s directors, executive officers, EarlyBirdCapital, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the proposals presented at the special meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by December 7, 2020, the 6,900,000 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 558,589 private placement shares and 558,589 private placement warrants underlying the units that were acquired simultaneously with the IPO for an aggregate purchase price of approximately $5.6 million. Such shares of common stock and warrants had an aggregate market value of approximately $75.7 million and $284,880, respectively based on the last sale price of $10.15 and $0.51 of the common stock and warrants, respectively, on Nasdaq on the record date;

●	In connection with the IPO, Tuscan Holdings Acquisition LLC, a company affiliated with Stephen A. Vogel, the Company’s Chief Executive Officer, has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Tuscan Holdings Acquisition LLC has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses.

●	The Company’s officers and directors and their affiliates have loaned the Company an aggregate of $200,000 as of the record date. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these loans will not be repaid

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH THE EXTENSION AMENDMENT PROPOSAL AND ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of the record date, there were a total of 35,487,000 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares

Stephen A. Vogel	7,308,589	(2)	20.6%
Ruth Epstein	-	(3)	-
Stefan M. Selig	30,000	(3)	*
Amy Butte	30,000	(3)	*
Richard O Rieger	30,000	(3)	*
All directors and executive officers as a group (five individuals)	7,398,589		20.8%

Tuscan Holdings Acquisition LLC	7,308,589	(3)	20.6%
Polar Asset Management Partners Inc.	2,697,287	(4)	7.6%
Weiss Asset Management LP	2,666,049	(5)	7.5%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 135 E. 57th St., 18th Floor, New York, NY 10022.
(2)	Represents securities held by Tuscan Holdings Acquisition LLC, of which Mr. Vogel is sole managing member.
(3)	Does not include any securities held by Tuscan Holdings Acquisition LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.
(4)	Represents shares held by Polar Multi-Strategy Master Fund and certain managed accounts, for which Polar Asset Management Partners Inc. serves as investment advisor. The business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Information derived from a Schedule 13G/A filed with the SEC on July 10, 2020.
(5)

Represents shares held by BIP GP, including shares beneficially owned by a private investment partnership (“partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The principal place of business of BIP GP, Weiss Asset Management, WAM GP, and Andrew Weiss is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116. Information derived from a Schedule 13G filed on July 10, 2020.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of the shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, and (ii) with respect to the other 50% of the shares, one year after the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales to certain permitted transferees.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company’s next annual meeting of stockholders will likely be held on or before the Extended Date in connection with any proposed business combination. If you are a stockholder and you want to include a proposal in the proxy statement for the year next annual meeting, you need to provide it to the Company by no later than December 31, 2020. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date (or between December 31, 2020 and January 30, 2021, if the next annual meeting is held on March 31, 2021).

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 135 E. 57th Street, 18th Floor, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Tuscan Holdings Corp.
135 E. 57th St, 18th Floor

New York, NY 10022
Tel: (646) 948-7100

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November 23, 2020.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TUSCAN HOLDINGS CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of TUSCAN HOLDINGS CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Tuscan Holdings Corp.

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 5, 2018, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 5, 2019.

3.	This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	Section F of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

F. In the event that the Corporation does not consummate a Business Combination on or before April 30, 2021 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [●] day of December, 2020.

Stephen A. Vogel Chief Executive Officer

PROXY

TUSCAN HOLDINGS CORP.
135 E. 57th Street, 18th Floor

New York, NY 10022

SPECIAL MEETING OF STOCKHOLDERS

 DECEMBER 3, 2020

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

TUSCAN HOLDINGS CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 3, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 13, 2020, in connection with the special meeting to be held at 10:00 a.m. EST on December 3, 2020 at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Stephen A. Vogel, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Tuscan Holdings Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 3, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/tuscanholdingscorp/sm2020.

	FOR	AGAINST	ABSTAIN

Proposal 1 — Extension Amendment Proposal	☐	☐	☐

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to April 30, 2021.

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to consummate the Extension.

Dated: _________________________ 2020

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.